UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): July 24, 2019

CBAK ENERGY TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-32898	86-0442833
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

BAK Industrial Park, Meigui Street
Huayuankou Economic Zone
Dalian, China, 116450
(Address, including zip code, of principal executive offices)

(86)(411)-3918-5985
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	CBAT	Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On July 24, 2019 (the “Closing Date”), CBAK Energy Technology, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with Atlas Sciences, LLC (the “Lender”), pursuant to which the Company issued a Promissory Note (the “Note”) to the Lender dated as of the Closing Date. The Note has an original principal amount of $1,395,000, bears interest at a rate of 10% per annum and will mature 12 months after the Closing Date, unless earlier paid or redeemed in accordance with its terms. The Company received proceeds of $1,250,000 after an original issue discount of $125,000 and payment of Lender’s expenses of $20,000.

The Note provides that, the Company shall have the right to prepay the Note for an amount equal to 125% multiplied by the portion of the Outstanding Balance (as defined in the Note) being prepaid. Beginning on the date that is six months after the Closing Date, the Lender has the right to redeem any amount of the Note up to $250,000 per calendar month. Upon the occurrence of an event of default, interest accrues at the lesser of 22% per annum or the maximum rate permitted by applicable law and the Lender may accelerate the Note pursuant to which the Outstanding Balance will become immediately due and payable in cash.

The Company relied on the exemption from registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended, in connection with the issuance and sale of the Note.

The foregoing descriptions of the Purchase Agreement and the Note are not complete and are qualified in their entireties by reference to the full text of the Purchase Agreement and Note, copies of which are filed as Exhibit 10.1 and 10.2, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

Reference is made to the disclosure under Item 1.01 above which is hereby incorporated in this Item 2.03 by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit	Description

10.1	Securities Purchase Agreement between the Company and Atlas Sciences, LLC, dated July 24, 2019
10.2	Promissory Note from the Company to Atlas Sciences, LLC, dated July 24, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CBAK ENERGY TECHNOLOGY, INC.

Date: July 29, 2019	By:	/s/ Wenwu Wang
Wenwu Wang
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

10.1	Securities Purchase Agreement between the Company and Atlas Sciences, LLC, dated July 24, 2019
10.2	Promissory Note from the Company to Atlas Sciences, LLC, dated July 24, 2019

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